1 NOBEL LEARNING COMMUNITIES, INC. Fall 2008 Investor Presentation Exhibit 99.1

NOBEL LEARNING COMMUNITIES, INC. – SAFE HARBOR
Except for historical information contained in this presentation, the information in this presentation consists of forward-
looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These
statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-
looking statements. Potential risks and uncertainties include among others, the implementation and results of the
Company’s ongoing strategic initiatives; the Company’s ability to compete with new or existing competitors; dependence on senior management and other key personnel; changes in general economic conditions; and risks and uncertainties arising in connection with Knowledge Learning Corporation’s unsolicited proposal to acquire the Company. Other risks and uncertainties are discussed in the Company's filings with the SEC. These statements are based only on management's knowledge and expectations on the date of this presentation. The Company will not necessarily update these statements or other information in this presentation based on future events or circumstances.
In this presentation, financial measures are presented both in accordance with United States generally accepted accounting principles ("GAAP") and also on a non-GAAP basis. Adjusted Net Income and the related earnings per share figures and EBITDA in this presentation are non-GAAP financial measures. Adjusted Net Income and EBITDA exclude the special items described elsewhere in this release. EBITDA is commonly presented as a reconciliation starting with net income due to the number of non-operating related items included in net income, we present EBITDA as derived from the operating income line as we believe this provides the user the most useful and comparable information on an operating basis. The Company believes that the use of certain non-GAAP financial measures enables the Company and its investors and potential investors to evaluate and compare the Company's results from operations generated from its business in a more meaningful and consistent manner and provides an analysis of operating results using the same measures used by the Company's management to measure the performance of the Company. Please see the financial summary at the end of this presentation for information reconciling non-GAAP financial measures to comparable GAAP financial measures.

NLCI BUSINESS SUMMARY
• Premier operator in the for-profit private preschool,
elementary/middle school and specialty school market
– Largest K-8 and # 4 preschool operator
– Predominantly private pay
• Education market expected to grow at 6.4% per year
– Fragmented: provides rollup growth opportunity
– Tuition increases of 3% to 5% per year
• Excellent target market characteristics:
– Dual income, high HH income families; professional and
technical employment
– Existing portfolio in high growth markets
• 4 year Adjusted Net Income CAGR of > 27%

NOBEL LEARNING COMMUNITIES INC.

Preschool

Elementary

Middle

Camp &
Enrichment
Programs

NLCI BUSINESS MODEL PRINCIPLES
• Focus on three growing trends faced by families
– Dual income and single parent households
– Frustration with public schools
– Assure child’s success in the “21
st
Century Economy“
• Curriculum-based with standardized testing providing
excellent value for educational outcomes
• “Cluster” School Model
– Feeder preschools support K-8 occupancy
– Operating and marketing economies
• Programs to meet family after school, summer needs

NOBEL LEARNING COMMUNITIES, INC.

Here's how Links to Learning connects each learning component to the next.
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Nobel Learning Preschool Curriculum

5 Our preschool curriculum connects parents to what their child is learning in our schools

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NOBEL LEARNING COMMUNITIES
Conservation
For Learning
Nobel Learning Communities is committed to providing a quality educational program that allows our students to be successful in our increasingly global society. Our Conservation for Learning homepage is designed to motivate and inspire students to learning more about our Earth and how our everyday activities can affect it. By participating in the various projects, students are not only exploring core content areas such as literacy, math, science and social studies, but they are also acquiring critical thinking skills to assess themselves as learners and make informed decisions about the world around them. Please use the icons below to enter any of our current projects.
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Our K-8 Schools are Differentiated
Through Our Curriculum Delivery Model
• Utilize national network of schools to create extraordinary
"distance" learning experiences and student interactions
• Develop advanced skills to succeed in 21st century economy

NOBEL LEARNING COMMUNITIES INC.

CHESTERBROOK ACADEMY
A Nobel Learning Community

MERRYHILL SCHOOL
EST. 1949
A Nobel Learning Community

Houston Learning Academy
A Nobel Learning Community

CAMP ZONE
A Nobel Learning Communities Camp Program

Paladin Academy
A Nobel Learning Community

BRIGHTON SCHOOL
A Nobel Learning Community

Touchstone School
A Nobel Learning Community

LAKE FOREST PARK MONTESSORI
A Nobel Learning Community

EVERGREEN ACADEMY
A Nobel Learning Community

BETHESDA COUNTRY DAY SCHOOL
A NOBEL LEARNING COMMUNITY

DISCOVERY ISLE®
CHILD DEVELOPMENT CENTER
A Nobel Learning Community

Camelback Desert Schools
A Nobel Learning Community

Southern Highlands
PREPARATORY SCHOOL
A Nobel Learning Community

THE HONOR ROLL SCHOOL
EST. 1991
A Nobel Learning Community

Enchanted Care
Learning Centers
KIDS' Campus
A Nobel Learning Community

THE TOWN & COUNTRY SCHOOL OF VIENNA
A Nobel Learning Community

North Raleigh Country Day School
A Nobel Learning Community

NOBEL LEARNING COMMUNITIES INC.
The Esther Peterson
Child Development Center, DOL

7 WE OPERATE UNDER MULTIPLE BRANDS East West Specialized Individual Market Brands

8 SCHOOL LOCATIONS BY STATE

1
2
Preschool
Preschool
Preschool
Preschool
Elementary/
Middle School
3
Enrichment Programs

9 NLCI GROWTH STRATEGY

Growth Source 2006 2007 2008 2009 YTD
Comparable Schools
Tuition Increase 3.8% 3.8% BTS
Enrollment Increase 0.6% 0.2% BTS
Total 1.5% 4.4% 4.0% BTS
New Schools - Open 1 2 5 3
New Schools - Pending 3
Acquisitions - Completed
Preschools 0 7 17 2
Elementary 0 1 2 1
NLCI GROWTH STRATEGY - EXECUTION

NEW SCHOOL DEVELOPMENT IMPACTS
GROSS MARGIN LEVERAGE
Mature
Schools
New
Schools
Total
Company
# of Schools 165 12 177
Net Revenue 199,179 $   7,035 $        206,214 $
Gross Profit 30,935         (398)             30,537
Fiscal 2008

• Education is a growth market; private school segment growing even faster
• Only public company in preschool and K-8 school space
• Our school models compete in highly fragmented markets
• Significant curriculum, technology and capital investment complete
• Incremental enrollments leverage margin and earnings
• Record of double-digit revenue and earnings growth
INVESTMENT HIGHLIGHTS

13 NOBEL LEARNING COMMUNITIES, INC. Financial Results

Revenue Growth
• Sources of growth – tuition, enrollment, new facilities, acquisitions
• Strong recurring revenues – high student retention rate
Margin and Earnings Leverage Opportunity
• Comparable school revenue growth = Margin expansion
• $175,000 pretax income = $0.01 EPS
Attractive Cash Flow
• Generate cash before services delivered
• Modest capital requirements – real estate leased, not owned
• Dry powder - $75,000,000 revolving credit facility, plus accordion feature
– Substantial availability remaining
– Under 1x  EBITDA leverage
KEY BUSINESS  CHARACTERISTICS

DOUBLE-DIGIT REVENUE GROWTH
Net Revenue
$152
$158
$162
$183
$206
$-
$50
$100
$150
$200
$250
2004 2005 2006 2007 2008
Should be reviewed in conjunction with the Financial Statements and Notes thereto filed with the SEC.
Comparable School Revenue
Growth
3.7%
1.5%
4.4%
4.0%
2.8%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
2004 2005 2006 2007 2008
Revenue Growth   5.8%    3.9%   2.5%  13.0% 12.8%

STRONG GROSS PROFIT AND NET INCOME GROWTH
Gross Profit / Gross Margin
$20.4
$22.0
$23.0
$27.5
$30.5
$-
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
2004 2005 2006 2007 2008
Adjusted Net Income
$3.4
$4.5
$5.8
$7.1
$-
$1.4
$2.8
$4.3
$5.7
$7.1
$8.5
$9.9
2005 2006 2007 2008
Gross Margin      13.5%  14.0%  14.2%  15.0% 14.8%
See non-GAAP reconciliation table at the end of this presentation

Comparable Schools
Number of
Schools June 28, 2008 June 30, 2007 Increase
Percent
Increase
Revenue 149 176,933 $       170,080 $       6,853 $      4.0%
Gross Profit 27,544 $         25,172 $         2,372 $      9.4%
Gross Margin 15.6% 14.8% 0.8%
Fifty Two Weeks
COMPARABLE SCHOOL REVENUE DRIVES
GROSS MARGIN LEVERAGE

STRONG EARNINGS TRENDS
Adjusted Earnings Per Share
$0.35
$0.44
$0.55
$0.67
$-
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
2005 2006 2007 2008
See non-GAAP reconciliation table at the end of this presentation

LOW DEBT AND INCREASING CASH FLOW
Total Debt
$25.3
$15.5
$13.2
$0.0
$12.5
$-
$7.0
$14.0
$21.0
$28.0
2004 2005 2006 2007 2008
EBITDA
$18.1
$15.6
$11.4
$14.8
$20.0
$-
$5.0
$10.0
$15.0
$20.0
$25.0
2004 2005 2006 2007 2008
See non-GAAP reconciliation table at the end of this presentation

Most Recent Comparative Education Transaction
EBITDA Valuation Multiples
9.3
12.5
0
2
4
6
8
10
12
14
16
NLCI BFAM
BFAM as of 5/28/2008 close of go private with Bain Capital  EBITDA
= TTM 12/31/2007
NLCI as of 9/22/2008 $17 per share unsolicited proposal EBITDA =
TTM 6/28/2008
NLCI - June BFAM - December
2005 3.9% 13.3%
2006 2.5% 11.6%
2007 13.0% 11.0%
2008 12.8% 10.4%
(2)
NLCI - June
(1)
BFAM - December
2005 NM 31.7%
2006 25.7% 13.4%
2007 25.0% 13.8%
2008 21.8% 16.8%
(2)
(1)  Adjusted
(2)  Last analyst estimate
NLCI = Nobel Learning Communities, Inc.
BFAM = Bright Horizons Family Solutions
Revenue Growth
EPS Growth

21 NOBEL LEARNING COMMUNITIES, INC.

Non-GAAP Reconciliation
2008 2007 2006 2005 2004
Net income 7,678 $              7,365 $              4,479 $              2,516 $              (6,081) $
Loss on note receivable reserve - - - 915 -
Goodwill and asset impairment, net of tax - - - - 3,398
Recovery of note receivable, net of tax - (2,013) - - -
Gain on sale of seven schools, net of tax - (1,335) - - -
Lease reserve established for closed schools, net of tax - 1,242 - - 2,169
Write off of unamortized loan fees upon refinancing, net of tax - 343 - - -
Additional depreciation due to re-determination of useful life depreciation, net of tax - 208 - - -
Realization of gain contingency on lease contract net of related property costs, net of tax (572) - - - -
Total adjustments, net of tax (572) (1,555) - 915 5,567
Adjusted net income 7,106 $              5,810 $              4,479 $              3,431 $              (514) $
Weighted average diluted shares outstanding 10,630 10,580 10,080 9,719 6,512
Adjusted net income per share 0.67 $                 0.55 $                 0.44 $                 0.35 $                 (0.08) $
Operating Income 12,021 $            10,499 $            9,524 $              7,394 $              2,598 $
Items excluded from operating income to reconcile non-GAAP
operating income:
Loss on note receivable reserve - - - 1,500 -
Goodwill and asset impairment - - - 86 3,368
Stock based compensation 717 675 555 - -
Depreciation and amortization 7,311 6,919 5,542 5,830 5,441
Total adjustments 8,028 7,594 6,097 7,416 8,809
EBITDA 20,049 $            18,093 $            15,621 $            14,810 $            11,407 $
Fifty Two Weeks Ended